SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: October 2, 2007
                        (Date of earliest event reported)

                      EarthFirst Technologies, Incorporated
             (Exact name of registrant as specified in its charter)


    Florida                         0-23897                       59-3462501
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(State or other                   (Commission                   (IRS Employer
 jurisdiction of                  File Number)                  Identification
 incorporation)                                                    Number)


2515 E. Hanna Avenue, Tampa, Florida                               33610
------------------------------------                               -----
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number including area code             (813) 238-5010
                                                              --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 4.01         Changes in Registrant's Certifying Accountant.

     (a) On October 2, 2007, the Company received written notification from its independent registered public accountants, Aidman, Piser & Company, P.A. ("Aidman Piser") that they had resigned as the Company's auditors

     The reports of Aidman Piser on the Company's financial statements for the past two fiscal years, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that substantial doubt was raised as to the Company's ability to continue as a going concern.

     In connection with the audits of the Company's financial statements for the each of the two fiscal years ended December 31, 2006 and 2005, and in the subsequent interim periods, there were no disagreements with Aidman Piser on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Aidman Piser, would have caused Aidman Piser to make reference to the matter in their report.

     The Company has requested Aidman Piser to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements which the Company will file as an exhibit in this form upon its receipt.



Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

         16 - Letter from Aidman, Piser & Company, P.A. (*)

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(*) To be filed by amendment

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         EarthFirst Technologies, Incorporated


                        By: /s/ Frank W. Barker
                            ------------------------
                                 Frank W. Barker
                             Chief Financial Officer

Dated:   October 9, 2007